Rule 497(e)

File Nos. 333-145333 and 811-22105

INDIVIDUAL RETIRMENT BONUS VUL

A flexible premium variable universal life insurance policy

offered by

Great-West Life & Annuity Insurance Company

in connection with its

COLI VUL-4 Series Account

Supplement dated May 17, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated dated May 1, 2013

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2013.

Sale of Business:

On January 24, 2019, Great-West Life & Annuity Insurance Company (“Great-West”) announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this policy. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective will agree to provide administration for this policy in accordance with their terms and conditions. The transaction is expected to close in the first half of 2019, subject to regulatory approvals and customary closing conditions.

Effective on or about June 3, 2019, the following name changes will occur, and all references to the old names in the Prospectus and SAI are hereby deleted and replaced with the new names:

Old Name	New Name
Dreyfus Stock Index Fund, Inc.	BNY Mellon Stock Index Fund, Inc.
Dreyfus Stock Index Fund, Inc.	BNY Mellon Stock Index Fund, Inc.
Dreyfus Variable Investment Fund	BNY Mellon Variable Investment Fund
Dreyfus Variable Investment Fund International Equity Portfolio	BNY Mellon Variable Investment Fund International Equity Portfolio
Dreyfus Variable Investment Fund International Value Portfolio	BNY Mellon Variable Investment Fund International Value Portfolio

If you have any questions regarding this Supplement, please call Great-West toll-free at (888) 353-2654, or write to Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.